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                                                                    Exhibit 23.1










                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1996, on our audits of the consolidated financial statements of Neoprobe Corporation and Subsidiaries, which report is included in this Annual Report on Form 10-K.



                                                 /s/ COOPERS & LYBRAND L.L.P.


Columbus, Ohio
June 3, 1996